UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)       July 28, 2005
                                                     ---------------------------

                        Parametric Technology Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                  Massachusetts
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                 (State or Other Jurisdiction of Incorporation)

        0-18059                                           04-2866152
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(Commission File Number)                       (IRS Employer Identification No.)

          140 Kendrick Street
        Needham, Massachusetts                              02494-2714
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(Address of Principal Executive Offices)                   (Zip Code)

                                 (781) 370-5000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                Section 1 - Registrant's Business and Operations

Item 1.01.   Entry into a Material Definitive Agreement

On July 28, 2005, Parametric Technology Corporation ("PTC") entered into an Amended and Restated Consulting Agreement with Michael E. Porter, a director of PTC. The Amended and Restated Consulting Agreement amends and restates in its entirety the consulting agreement between Mr. Porter and PTC which was effective as of November 1995, and was amended by amendments dated May 15, 1997, January 6, 1998, July 20, 1998, February 11, 1999, February 10, 2000, September 14,
2000, May 16, 2001 and December 31, 2002 (the "Original Consulting Agreement").

Pursuant to the Original Consulting Agreement, Mr. Porter has participated in preparing and presenting a series of executive management seminars sponsored by PTC. Under the Amended and Restated Consulting Agreement, Mr. Porter, in addition to providing such executive management seminars from time to time, will provide strategic planning sessions with PTC executives. In consideration for these strategic planning sessions, PTC has issued to Mr. Porter a one-time grant of 100,000 shares of PTC common stock as an award of restricted stock, the restrictions on which lapse in three equal annual installments beginning on July 28, 2006. Under the Amended and Restated Consulting Agreement, PTC pays Mr. Porter a fee of $15,000 for each executive management seminar in which Mr. Porter participates from time to time. A copy of the Amended and Restated Consulting Agreements is attached as Exhibit 1.1 and is incorporated herein by reference.




                  Section 9 - Financial Statements and Exhibits

Item  9.01.   Financial Statements and Exhibits.

(c)  Exhibits

     Exhibit 1.1 Amended and Restated Consulting Agreement dated as of July 28, 2005 between Parametric Technology Corporation and Michael E. Porter

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     Parametric Technology Corporation



Date: July 28, 2005                  By: /s/ Cornelius F. Moses
                                       -----------------------------------------
                                       Cornelius F. Moses
                                       Executive Vice President & Chief
                                       Financial Officer